First Quarter 2010 Results April 22, 2010 Exhibit 99.2

April 22, 2010
Forward looking statements
April 22, 2010, available on Capital One’s website at www.capitalone.com under “Investors”.
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by Capital One from time to time are forward-looking statements, including those that discuss, among other things, strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, earnings per share or other financial measures for Capital One; future financial and operating results; and Capital One’s plans, objectives, expectations and intentions; and the assumptions that underlie these matters.  To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-
looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from
those described in such forward-looking statements, including, among other things:   general economic and business conditions in the U.S., the UK, or Capital
One’s local markets, including conditions affecting employment levels, interest rates, consumer income and confidence, spending and savings that may affect consumer bankruptcies, defaults, charge-offs and deposit activity; an increase or decrease in credit losses (including increases due to a worsening of general economic conditions in the credit environment); financial, legal, regulatory, tax or accounting changes or actions, including with respect to any litigation matter involving Capital One; increases or decreases in interest rates; the success of Capital One’s marketing efforts in attracting and retaining customers; the ability of the company to continue to securitize its credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to capitalize and fund its operations and future growth; with respect to financial and other products, increases or decreases in Capital One’s aggregate loan balances and/or the number of customers and the growth rate and composition thereof, including increases or decreases resulting from factors such as a shifting product mix, the amount of actual marketing expenses made by Capital One and attrition of loan balances; the amount and rate of deposit growth;
Capital One’s ability to control costs; changes in the reputation of or expectations regarding the financial services industry and/or Capital One with respect to practices, products or financial condition; any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to maintain a compliance infrastructure suitable for its size and complexity; the amount of, and rate of growth in, Capital One’s expenses as Capital One’s business develops or changes or as it expands into new market areas; Capital One’s ability to execute on its strategic and operational plans; any significant disruption of, or loss of public confidence in, the United States Mail service affecting our response rates and consumer payments; Capital One’s ability to recruit and retain experienced personnel to assist in the management and operations of new products and services; changes in the labor and employment markets; the risk that cost savings and any other synergies from Capital One’s acquisitions may not be fully realized or may take longer to realize than expected;
disruptions from Capital One’s acquisitions negatively impacting Capital One’s ability to maintain relationships with customers, employees or suppliers;
competition from providers of products and services that compete with Capital One’s businesses; and other risk factors listed from time to time in reports that
Capital One files with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the Annual Report on Form 10-K for the year ended
December 31, 2009. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation, unless otherwise noted. A reconciliation of any non-GAAP financial measures included in this presentation can be found in Capital One’s most recent Form 10-K concerning annual financial results and in our most recent Form 8-K filed

April 22, 2010
Net Interest Income
Non Interest Income
Revenue
Marketing Expense
Operating Expense
Non-Interest Expense
Pre-Provision Earnings (before tax)
Net Charge-offs
Other
Allowance Build (Release)
Provision Expense
Discontinued Operations, net of tax
Total Company (after tax)
EPS Available to Common Shareholders
Tax Expense
Change Q110
Pretax Income
$MM
3,170
1,199
4,369
188
1,760
1,948
2,421
2,188
45
(386)
1,847
376
404
(28)
$0.83
574
170
Q409
Operating Earnings (after tax)
3,228
1,062
4,290
181
1,667
1,848
2,442
2,018
26
(566)
1,478
636
720
(83)
$1.40
964
244
58
(137)
(79)
(7)
(93)
(100)
21
(170)
(19)
(180)
(369)
260
316
(55)
$0.57
390
74
Quarterly earnings were up $260MM to $636MM, or $1.40 per share
Highlights
• Pre-provision earnings up $21MM, or 1%,
as modest decline in revenue more than
offset by decline in non-interest expense
– Revenue declined $79MM, or 1.8%,
despite a 2.9% decline in average
loans
o Lower cost of funds
o Improved collectability of finance
charges and fees
– Non-Interest expenses down $100MM
• Provision expense declined $369MM
driven by lower charge-offs and allowance
release
– Allowance build of $4.3B on January 1
through retained earnings per FAS 167
• Other Items:
$MM
Net Gain on Securities 65
Mortgage I/O Bond Sale 127
Tax Settlement 50
Rep & Warranty (224)

April 22, 2010
Loan balances fell in line with expectations as deposits continue to drive lower funding costs
End of Period Assets
1
End of Period Liabilities
1
Liability Highlights
Asset Highlights
– Loans down $6.7B or 4.9% driven by
• $2.0B of charge-offs
• $1.9B of run-off in Installment Lending
(Domestic Card) and Mortgage (Consumer
Banking)
• Seasonal decline in card balances
• Slower pace of decline in auto loans
– Cost of funds decreased to 1.76% in first quarter
from 1.93% in Q409 and 2.45% in Q109
– Continue to leverage the flexibility of our
Commercial and Consumer Banking platforms
– Steep decline in securitization liability as a result of
pay-down of securitization conduits and scheduled
maturities
64.8 61.9
60.3
8.6
8.5
8.2
30.2
29.8
29.6
41.8
40.1
38.2
25.7
26.9
27.7
37.8
37.8
38.9
56.2
7.6
29.6
36.4
21.8
38.3
10.8
5.3
4.7
9.2
0
20
40
60
80
100
120
140
160
180
200
220
Q209 Q309 Q409 Q110
Domestic
Card
Commercial
Int’l Card
Consumer
$B
Other
Cash & Cash
Equivalents
Securities
1
Managed portfolio data Q2-Q409
Securitization
Interest Bearing
Deposits
Other Borrowings
Non-Interest
Bearing Deposits
Other Liabilities
$B
104.1
101.8
102.4 104.0
13.4
13.8
47.5
45.9
46.7
38.0
18.1
16.7
17.1
14.8
6.4
5.5
12.6
12.7
6.6
6.0
0
20
40
60
80
100
120
140
160
180
200
Q209 Q309 Q409 Q110
Cost of Interest
Bearing Liabilities 2.40% 2.28% 2.16% 1.96%
Total Cost
of Funds 2.16%  2.05% 1.93% 1.76%

April 22, 2010
FAS 167
12/31/2009 Adjustments 1/1/2010
Assets:
Cash and cash equivalents 8.7 4.0 12.7
Loans held for investment 90.6 47.6 138.2
Less:  Allowance for loan and lease losses (4.1) (4.3) (8.4)
Net loans held for investment 86.5 43.3 129.8
Accounts receivable from securitizations 7.6 (7.5) 0.1
Other 66.8 2.1 68.9
Total assets 169.6 41.9 211.5
Liabilities:
Securitization liability 4.0 44.3 48.3
Other liabilities 139.1 0.5 139.6
Total liabilities 143.1 44.8 187.9
Stockholders' Equity: 26.5 (2.9) 23.6
Total liabilities and stockholders' equity 169.6 41.9 211.5
$B
Impacts from Consolidation on Reported Balance Sheet

April 22, 2010
Allowance to loans ratio increased to 6% in Q1 2010 as a result of the consolidation of $48B of credit card loans
Allowance Balance
Allowance as % of
Reported 30+ Delinquencies
Commercial Lending Allowance as % of
Non-Performing Loans
Allowance as % of Loans
Q4 '09 Jan 1 2010 Q1 '10 Build/(Release)
Credit Card
   Domestic 1,927 $             5,590 $           5,162 $         (428) $
   International 199 727 612 (115) $
Total Credit Card 2,126 $             6,317 $           5,774 $         (543) $
Consumer Banking
  Auto 665 $                 665 $              523 $            (142) $
  Other Consumer Banking 411 484 412 1 $
Total Consumer Banking 1,076 $             1,149 $           935 $            (141) $
Commercial Banking 785 $                 785 $              915 $            130 $
Other 140 $                 140 $              128 $            (12) $
Total Allowance 4,127 $             8,391 $           7,752 $         (566) $
$MM
1
1 $73MM Q110 reduction in ALLL associated with deconsolidation upon mortgage I/O sale recorded in non-interest income
9.4%
9.7%
9.3%
3.2%
2.7%
1.2%
3.6%
3.4%
3.3%
0%
2%
4%
6%
8%
10%
12%
Q109 Q209 Q309 Q409 Q110
Consumer Banking
Credit Card
Commercial Banking
185%
181%
200%
39%
36%
65%
135%
147%
142%
0%
40%
80%
120%
160%
200%
240%
Q109 Q209 Q309 Q409 Q110
Domestic Card
Int’l Card
Auto Finance
112%
67%
122%
0%
50%
100%
150%
200%
Q109 Q209 Q309 Q409 Q110
Commercial
Total Company:  4.43%                 4.44%            4.67%    4.55%                5.96%

April 22, 2010
Tier 1 Capital to
Risk Weighted Assets
0%
2%
4%
6%
8%
10%
12%
14%
Q209 Q309 Q409 Q409 Pro-
Forma for
FAS 167
Q110
Our capacity to absorb risk remains high
Other
Tier 1
Common
11.9%
13.8%
9.7%
Tangible Common Equity + Allowance to
Tangible Managed Assets
0%
2%
4%
6%
8%
10%
12%
Q209 Q309 Q409 Q409 Pro-
Forma for
FAS 167
Q110
5.6%
6.3%
Allowance
TCE
4.8%
5.5%
6.2%
7.8%
8.4%
9.1%
9.7%
8.5%
9.9%
9.6%

April 22, 2010
Margins as % of Managed Assets
Domestic Card Revenue Margin
8.68%
9.87%
9.50%
9.43%
6.91% 6.90%
6.19%
7.10%
0%
2%
4%
6%
8%
10%
12%
14%
16%
Q209 Q309 Q409 Q110
Lower funding costs and strong Domestic Card revenue margin drove stable to improving margins in the quarter
Revenue Margin
Net Interest Margin
13.81%
14.46%
16.76%
17.04%
17.10%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Q109 Q209 Q309 Q409 Q110
Funding costs improved 17 basis points
• Mix shift from wholesale funding to bank deposits
• Favorable mix shift within the deposit portfolio
• Favorable interest rates and disciplined pricing
Loan yields improved 3 basis points
• Strong revenue margin in Domestic Card business
Partially offset by:
• Greater mix of investment securities vs. loans
Revenue margin remained elevated in Q1
• Impact of better-then-expected credit, and strong loan
yields
Partially offset by:
• Decline in overlimit fees in non-interest income
• Expect quarterly Domestic Card revenue margin to
decline to around 15% by early 2011
Revenue Margin

April 22, 2010
Our Domestic Card business has delivered solid “pre-provision” and bottom-line ROA
Return on Managed Assets - Domestic Card
17.1%
15.5%
15.5%
15.6%
14.5%
15.7%
15.8%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
2004 2005 2006 2007 2008 2009 Q1'10
Provision
Taxes
ROA
Non-interest
Expense
Revenue Margin

April 22, 2010
The first quarter of 2010 is likely the peak of consumer credit charge-offs
10.48%
8.39%
9.59%
9.64%
9.23%
5.30% 5.78%
5.38%
5.08%
4.77%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
11%
Q109 Q209 Q309 Q409 Q110
Domestic Credit Card ($58.1B*)
Net Charge-off Rate
30+ Delinquency Rate
Mortgage Credit ($15.4B*)
0.94%
0.43%
0.72%
0.45%
0.69%
0.93%
1.91%
0.97%
1.26%
1.17%
0%
1%
2%
3%
4%
5%
Auto Credit($17.8B*)
Q109 Q209 Q309 Q409             Q110
9.32%
9.19%
9.52%
7.30%
8.83%
6.69%
6.25%
6.63%
6.55%
6.39%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q109 Q209 Q309 Q409 Q110
International Credit Card ($7.8B*)
2.97%
3.65%
4.55%
4.88%
4.38%
7.58%
7.48%
8.89%
10.03%
9.52%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
11%
Q109                Q209                 Q309                  Q409             Q110
Net Charge-off Rate
30+ Delinquency Rate
Net Charge-off Rate
30+ Delinquency Rate
Net Charge-off Rate
30+ Delinquency Rate
* Average assets for Q1

April 22, 2010
Commercial Banking non-performing asset rates increased in the first quarter of 2010
1.37%
0.56%
2.91%
1.42%
0.89%
2.64%
2.52%
2.84%
1.95%
2.47%
0%
1%
2%
3%
4%
5%
Q109 Q209 Q309 Q409 Q110
Total Commercial Banking ($29.7B*)
Non Performing
Asset Rate
Charge-off Rate
Commercial & Multi Family ($13.7B*)
1.45%
0.92%
3.02%
0.63%
1.37%
3.65%
2.00%
2.15%
3.25%
2.66%
0%
1%
2%
3%
4%
5%
Middle Market ($10.3B*)
Q109 Q209 Q309 Q409             Q110
Non Performing
Asset Rate
Charge-off Rate
0.80%
1.08%
2.04%
0.45%
1.14%
1.78%
1.37%
2.08%
2.33%
2.52%
0%
1%
2%
3%
4%
5%
Q109 Q209 Q309 Q409 Q110
Total Commercial Lending
Excluding Small Ticket CRE ($27.6B*)
Non Performing
Asset Rate
Charge-off Rate
0.82%
0.58%
0.75%
0.07%
0.56%
1.15%
0.57%
1.15%
1.09%
1.25%
0%
1%
2%
3%
4%
5%
Q109                Q209                 Q309                  Q409             Q110
Non Performing
Asset Rate
Charge-off Rate
* Period end assets for Q1

April 22, 2010
• Delivered resilient
profitability
• Maintained strong balance
sheet
– Solid liquidity and growing
deposits
– Healthy coverage ratios and
capital
We remain well positioned to deliver significant shareholder value over the long term
• Businesses with sustainable,
above-hurdle returns
• Positioned to grow as credit
normalizes
• Strong and resilient balance
sheet
• Lower pre-provision
earnings into 2011
– Margins decline to more
normal levels
– Elevated charge-offs and
runoff portfolios reduce loan
balances
– Marketing and infrastructure
investments
• Bottom line cushioned by
lower provision expense
– Improving charge-offs
– Potential for significant
allowance release
Weathered
the Storm
Path to
“Normalized” Earnings
Delivering
Long-Term Value

13 April 22, 2010 Appendix

April 22, 2010
Q1 2009 Q1 2010 Q4 2009
Domestic Card delivered another quarter of strong pre-provision earnings and net income
Highlights
Domestic Card
• Revenues declined modestly from Q409,
but were up modestly from Q109
Declining loan balances partially
offset by modest increase in revenue
margin in the quarter
Redistribution between non-interest
income and net interest income
continued
• Seasonal decline in non-interest expenses
• Provision expense increased
Peaking charge-off dollars partially
offset  by allowance release
• Delinquency rate improved nearly 40 basis
points from Q409
• Loans declined $4.1 billion in the quarter
Charge-off dollars peaking
ILs continue to run off
• Purchase volumes declined seasonally,
but were up modestly vs. Q109
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Income taxes (benefit)
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Revenue Margin
Net charge-off rate
30+ day performing delinquency rate
Purchase Volume
618,507
1,096,215
809,423
2,483,787
578,149
205,937
372,212
56,228,012
58,107,647
14.78%
17.10%
5.30%
21,987,661
1,865,280
10.48%
793,934
1,033,341
832,878
2,575,507
709,288
248,251
461,037
60,299,827
60,443,441
14.08%
17.04%
24,592,679
1,781,573
9.59%
Earnings
5.78%
883,891
1,521,997
865,460
1,129
396
733
67,015,166
11.40%
13.81%
21,601,837
8.39%
5.08%
1,504,695
2,388,586
69,187,704
(in thousands)

April 22, 2010
Q1 2009 Q1 2010 Q4 2009
The International Card business posted increased net income as credit results and provision expense improved
Highlights
International Card
• Revenues relatively stable compared to
Q409, and up from Q109
• Seasonal decline in non-interest expenses
• Significant improvement in provision
expense, resulting from:
{
Significant pull backs and
management actions in the UK and
Canada
{
Stabilizing to improving economic
conditions in the UK and Canada
• Delinquency rate improved 16 basis points
from Q409
• Loans declined $646 million in the quarter
• Purchase volumes declined seasonally, but
were up modestly vs. Q109
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Revenue Margin
Net charge-off rate
30+ day performing delinquency rate
Purchase Volume
100,125
79,002
104,629
347,920
164,289
46,916
117,373
7,578,110
7,814,411
15.65%
17.81%
6.39%
1,935,853
247,795
8.83%
103,072
171,352
109,550
350,720
69,818
20,931
48,887
8,223,835
8,299,895
15.19%
16.90%
2,272,819
247,648
9.52%
Earnings
6.55%
101,590
160,789
123,192
4,602
2,006
2,596
8,069,961
12.41%
13.77%
1,871,723
7.30%
6.25%
186,993
288,583
8,382,679
(in thousands)
Income taxes (benefit)

April 22, 2010
Q1 2009 Q1 2010 Q4 2009
Commercial Banking pre-provision earnings were relatively stable, with elevated credit costs driving a net loss in the quarter
Highlights
Commercial Banking
• Revenues declined modestly from Q4
• Relatively stable loan balances, modest
decline in loan yields
• 13% sequential growth in average
deposits, modest improvement in deposit
expense rate
• Provision expense declined from Q409,
but remains elevated
• Non-performing asset rate continued to
increase
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Period end deposits
Average deposits
Deposit interest expense rate
Core deposit intangible amortization
Net charge-off rate
42,375
238,209
192,420
353,776
(76,853)
(27,375)
(49,478)
29,612,138
29,722,674
5.03%
21,605,482
21,858,792
14,389
1.37%
311,401
0.72%
37,992
368,493
197,355
356,568
(209,280)
(73,248)
(136,032)
29,613,050
29,867,245
5.11%
20,480,297
19,420,005
2.91%
318,576
0.80%
Earnings
13,847
41,214
117,304
141,805
27,564
9,647
17,917
29,431,097
4.92%
15,691,679
16,045,943
0.56%
0.92%
9,092
245,459
286,673
29,545,277
Non-performing loans as a % of
loans HFI
Non-performing asset rate 2.64%
2.48%
2.52%
2.37%
1.95%
1.85%
(in thousands)
Income taxes (benefit)

April 22, 2010
Q1 2009 Q1 2010 Q4 2009
Consumer Banking profits increased in the quarter, driven by strong deposit results and improving credit
Highlights
Consumer Banking
• Revenue improvement from Q409 driven
by sale of I/O bonds and deconsolidation
of certain mortgage trusts
• Significant improvement in provision
expense, driven by Improving credit
performance and outlook in  Auto Finance
business
• Loans declined as a result of:
Continuing impact of repositioning
the Auto Finance business earlier in
the recession
Continuing run off of mortgage
portfolio
• Auto originations increased 32% from
Q409, but down modestly from Q109
• Average deposit growth of $2.1 billion, or
3%, with disciplined pricing and improving
interest expense rate
Net interest income
Non-interest income
Total revenue
Provision for loan and lease losses
Non-interest expenses
Income (loss) before taxes
Net income (loss)
Selected Metrics
Period end loans held for investment
Average loans held for investment
Loans held for investment yield
Auto loan originations
Period end deposits
Average deposits
Deposit interest expense rate
Core deposit intangible amortization
315,612
49,526
688,381
1,212,200
474,293
168,943
305,350
36,382,676
38,245,360
8.96%
1,343,463
76,883,450
1.27%
37,735
896,588
75,115,342
153,099
249,309
749,021
986,468
(11,862)
(4,152)
(7,710)
38,214,493
39,114,123
8.83%
1,018,125
74,144,805
39,974
833,369
72,975,666
Earnings
1.41%
163,257
268,233
579,724
38,954
13,634
25,320
35,942,632
9.43%
1,463,402
63,422,760
35,593
62,730,380
2.04%
723,654
886,911
36,543,097
Non-performing loans as a % of
loans HFI
Non-performing asset rate 1.75%
1.62%
1.60%
1.45%
1.16%
0.98%
Net charge-off rate 2.03% 2.85% 3.30%
30+ day performing delinquency rate 4.13% 5.43% 5.01%
Period end loans serviced for others 27,777,607 30,283,326 22,270,797
(in thousands)
Income taxes (benefit)